UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                              FORM 8K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 27, 2013

                      OAKRIDGE HOLDINGS, INC.
         (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937	             41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60654
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (312) 505-9267

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.07.  Submission of Matters to a Vote of Security Holders

On December 27, 2013, we held an annual meeting of shareholders. At the annual meeting, the shareholders voted upon (1) the election of directors to serve until our 2014 annual meeting of shareholders, (2) the ratification of the appointment of BDO USA, LLC as our independent auditors for the fiscal year ending June 30, 2014, (3) on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers, and (4) on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2013 annual meeting of shareholders. Each of Robert B. Gregor, Robert C. Harvey, Stewart Levin, Lester Lind, and Pamela Whitney were elected to serve as our directors. In addition, the shareholders ratified the appointment of BDO USA, LLC as our independent auditors for the fiscal year ending June 30, 2014. With regard to the advisory votes on executive compensation matters, our shareholders recommended that we hold future advisory votes on executive compensation every three years and approved the compensation of our named executive officers as disclosed in the proxy statement for the 2013 annual meeting of shareholders. In particular, the proposals received the following votes:


Proposal 1: The election of directors to serve until our 2014 annual meeting of shareholders.

                          For            Withheld       Broker Non-Votes

Robert B. Gregor          546,485        4,542          520,980
Robert C. Harvey          546,485        4,542          520,980
Stewart Levin             546,485        4,542          520,980
Lester Lind               546,485        4,542          520,980
Pamela Whitney            546,485        4,542          520,980


Proposal 2: The ratification of the appointment of BDO USA, LLC as our independent auditors for the fiscal year ending June 30, 2014.

For            Against        Abstain

546,485        4,117          425


Proposal 3: Advisory vote on the on the frequency of future advisory votes on the compensation of our named executive officers.

Every Year   Every Two Years   Every Three Years   Abstain   Broker Non-Votes

17,342       500               521,685             11,500    520,980

Our board of directors decided we will hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next advisory vote on this matter.


Proposal 4: Advisory vote the compensation of our named executive officers as disclosed in the proxy statement for the 2013 annual meeting of shareholders.

For          Against        Abstain       Broker Non-Votes

545,375      2,137          3,425         520,980








SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    OAKRIDGE HOLDINGS, INC.


Date:  January 15, 2014             /s/ Robert C. Harvey
                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chairman of the Board of Directors